                                SEVENTH AMENDMENT

          THIS SEVENTH AMENDMENT (this "Seventh Amendment") is entered into as of March 31, 1994, by and among MAGNETEK, INC., a Delaware corporation (the "Company"), and the insurance companies and institutions listed on the signature pages hereof (each, a "Purchaser" and collectively, the "Purchasers"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided for such terms in the Senior Note Purchase Agreement referred to below.

                                    RECITALS

          WHEREAS, the Purchasers and the Company are parties to the Note Purchase Agreement dated as of June 30, 1989, as amended by a First Amendment thereto dated June 29, 1990, by a Second Amendment thereto dated as of December 28, 1990, by a Third Amendment thereto dated as of February 27, 1991, by a Fourth Amendment thereto dated as of September 11, 1991, by a Fifth Amendment thereto dated as of September 30, 1991 and by a Sixth Amendment thereto dated as of November 26, 1991 (as so amended, the "Senior Note Purchase Agreement");

          WHEREAS, the Company desires to amend certain provisions of the Senior Note Purchase Agreement and has requested certain consents and waivers thereunder, and

          WHEREAS, the Purchasers agree to enter into this Seventh Amendment.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   AMENDMENTS TO SENIOR NOTE PURCHASE AGREEMENT.

          (a) Section 7.7C of the Senior Note Purchase Agreement is hereby amended to delete the period at the end of the sentence and to insert the following additional language:

          "; provided, however, that (w) for the fiscal quarter ending
          March 31, 1994, the aforesaid ratio shall not be less than .8 to 1; (x) for the two fiscal quarters ending June 30, 1994, the aforesaid ratio shall not be less than .88 to 1; (y) for the three fiscal quarters ending September 30, 1994, the aforesaid ratio shall not be less than .9 to 1; (z) for the four fiscal quarters ending December 31, 1994, the aforesaid ratio shall not be less than .92 to 1; and thereafter, at the last day of each fiscal quarter ending on or after March 31, 1995, the aforesaid ratio shall not be less than 1.50 to 1 for the period of four fiscal quarters ending on such day."

          (b) The following sentence shall be added at the end of the definition of "CONSOLIDATED NET WORTH" in Section 8.2:

          "Notwithstanding the foregoing, there shall be added to Consolidated Net Worth, for purposes of calculating the amount thereof at all times through and including the fiscal quarter ending December 31, 1994, an amount equal to the difference, if positive, between (i) the net, after-tax restructuring charge in the amount of $42,156,000 incurred by the Company in the fiscal quarter ended December 31, 1993 less (ii) the aggregate cumulative amount of any net after-tax gain theretofore realized by the Company in respect of dispositions of any of the Subsidiaries or divisions selected by the Company as operations for which divestiture is planned identified as such on Schedule l attached hereto (collectively, the "Sold Businesses")."

          (c) The definition of "Restricted Subsidiary" in Section 8.2 is hereby amended by deleting in its entirety clause (a) thereof and substituting in lieu thereof the following:

          "(a) the depreciated book value of the total assets of all Restricted Subsidiaries which at such time do not meet the requirements of clause (ii)(x) of the foregoing subsection A (collectively, the "Foreign Restricted Subsidiaries") shall exceed 25% of Consolidated Total Assets or"

          2. REDESIGNATION OF UNRESTRICTED SUBSIDIARIES. The Company and the Purchasers hereby agree to the redesignation by the Company of all of its Unrestricted Subsidiaries other than (i) MagneTek Leasing Corporation and
(ii) MagneTek Credit Corporation from "Unrestricted Subsidiaries" to "Restricted Subsidiaries"; provided, however, that such redesignation shall not be effective
(A) prior to the effective date therefor indicated in the notice the Company shall provide to the Purchasers and (B) unless and until, at the time thereof and after giving effect thereto on a PRO FORMA basis (x) no Default or Event of Default shall have occurred and be continuing or shall result from such redesignation and (y) the Company shall be in compliance with the provisions of Sections 7.4B(3) and 7.5F as if the Funded Debt and Liens of such newly Restricted Subsidiaries had been incurred on the date of such redesignation. A list of all Subsidiaries which potentially may be so redesignated as Restricted Subsidiaries is attached hereto as Schedule 2 to this Seventh Amendment.

          3.   CERTAIN CONSENTS AND WAIVERS.

          (a) The Purchasers hereby agree, notwithstanding any contrary provision in Section 7.11 or 7.12 of the Senior Note Purchase Agreement, to the disposition by the Company of the stock or assets of the Sold Businesses, provided the net proceeds of each such disposition are applied as soon as is reasonably practicable to the reduction of outstanding Debt of the Company under
(i) the Company's $200 Million Revolving Credit Agreement dated as of April 28, 1993 (the "Credit Agreement") or (ii) the Notes (in accordance with Section 4.2 of the Note Purchase Agreement), and in any event are so applied within two days after receipt thereof, to the extent such proceeds are to be applied to repay Debt outstanding under the Credit Agreement, and within 35 days after receipt thereof, to the extent such proceeds are to be applied to prepay the Notes.

          (b) To the extent the disposition of any Sold Business requires the release of any Collateral, the Purchasers hereby agree and irrevocably consent that such Collateral may be released without further action or consent by the Purchasers, such consent and release to be effective only to the extent and at such time as the Agent and the Banks under the Credit Agreement shall have consented to such release. The Company agrees to notify the Purchasers promptly following any such release.

          (c)  To the extent the sale of the Sold Businesses as described on
Schedule I or the redesignation of Unrestricted Subsidiaries necessitates such a waiver, the Purchasers hereby grant any waiver necessitated by the provisions of
Section 7.8 (regarding change in the business of the Company and its Restricted Subsidiaries).

          4. ADDITIONAL INTEREST. In consideration of the amendments and consents herein set forth and as a condition to the effectiveness hereof, the Company will pay, ratably (based on the outstanding principal of the Notes held by each Purchaser) to the Purchasers, a one-time additional interest payment in the aggregate amount of $202,500. Additionally, from and after January 1, 1994, the interest payable on the interest payment dates provided for in the Notes shall be increased (in respect of all periods subsequent to December 31, 1993) by .25% to a total of 11.45% per annum; provided, however, that in no event shall such additional .25% in interest be included in computing the Maintenance Amount for any purpose hereunder including, without limitation, in computing the amount payable in respect of any prepayment under Section 4.2 or
4.4 of the Note Purchase Agreement.

          After the date hereof, any Note issued pursuant to Section 10 of the Senior Note Purchase Agreement in substitution or exchange for any outstanding note will be in such form as will reflect such increase in interest rate.

          5. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to each Purchaser as follows:

          (a) NO DEFAULTS. After giving effect hereto, no Default or Event of Default shall have occurred and be continuing.

          (b) POWER AND AUTHORITY. The Company has all requisite corporate power and authority to execute and deliver this Seventh Amendment and to perform the Senior Note Purchase Agreement and the Notes as amended hereby (the "Amended Documents").

          (c) ENFORCEABILITY. This Seventh Amendment has been duly executed and delivered by the Company, and the Amended Documents constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (d) NO CONFLICTS. The execution and delivery of this Seventh Amendment and the performance of the Amended Documents do not and will not
(i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any capital stock issued by the Company or any property of the Company under, any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter or by-laws, or any other material agreement or instrument to which the Company is a party or by which any of its properties may be bound, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any Order of any court, arbitrator or Governmental Body applicable to the Company, (iii) violate any provision of any statute or other rule or regulation of any Governmental Body applicable to the Company or (iv) require any waivers, consents or approvals by any creditors of the Company.

          (e) GOVERNMENTAL AUTHORIZATIONS. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required for the validity of the execution and delivery of this Seventh Amendment or for the performance by the Company of the Amended Documents.

          6. REFERENCES TO SENIOR NOTE PURCHASE AGREEMENT. From and after the date of this Seventh Amendment, all references in the Senior Note Purchase Agreement, as amended by this Seventh Amendment, shall be deemed to be references to the Senior Note Purchase Agreement as amended by this Seventh Amendment.

          7.   GENERAL.

          (a) This Seventh Amendment (i) shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such state, without giving effect to any conflict of laws principles thereof, and (ii) may not be amended, modified or supplemented, except as set forth in Section 12 of the Senior Note Purchase Agreement.

          (b) The Senior Note Purchase Agreement (as herein amended) is hereby ratified and confirmed and shall continue in full force and effect in accordance with their respective terms.

          (c) The execution, delivery and effectiveness of this Seventh Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Purchaser under, nor of any provision of, the Senior Note Purchase Agreement. This Seventh Amendment may be executed in any number of counterparts (which may be by facsimile transmission) and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          (d) Without limiting the generality of Section 17.1 of the Senior Note Purchase Agreement, the Company agrees to pay all reasonable expenses of the Purchasers incident to the making and performance of this Seventh Amendment (including, without limitation, the fees and disbursements of one special outside counsel to the Purchasers, which shall be Milbank, Tweed, Hadley & McCloy).

          IN WITNESS WHEREOF, the parties hereto have entered into this Seventh Amendment by their duly authorized representatives, all as of the year and date first above written.

TEACHERS INSURANCE AND                  MUTUAL TRUST LIFE INSURANCE
  ANNUITY ASSOCIATION OF                 COMPANY
  AMERICA
                                        By:  MIMLIC ASSET MANAGEMENT
By:_________________________                 COMPANY
  Name:_____________________
  Title:____________________              By:_________________________
                                            Name:_____________________
                                            Title:____________________


THE EQUITABLE LIFE ASSURANCE            EQUITABLE VARIABLE LIFE
  SOCIETY OF THE UNITED                   INSURANCE COMPANY
  STATES

By:_________________________            By:_________________________
  Name:_____________________              Name:_____________________
  Title:____________________              Title:____________________


MINNESOTA FIRE & CASUALTY               ORIX USA CORPORATION
  COMPANY

By:  MIMLIC ASSET MANAGEMENT
    COMPANY                             By:______________________
                                          Name:__________________
  By:______________________               Title:_________________
    Name:__________________
    Title:_________________


PRINCIPAL MUTUAL LIFE                   THE PENN INSURANCE AND
  INSURANCE COMPANY                       ANNUITY COMPANY

By:________________________             By:________________________
  Name:____________________               Name:____________________
  Title:___________________               Title:___________________

By:________________________
  Name:____________________
  Title:___________________

PRINCIPAL NATIONAL LIFE                 NICHIBOSHIN USA, INC.
  INSURANCE COMPANY

By:________________________             By:________________________
  Name:____________________               Name:____________________
  Title:___________________               Title:___________________

By:________________________
  Name:____________________
  Title:___________________


LIFE INVESTORS INSURANCE                AUSA LIFE INSURANCE COMPANY
  COMPANY OF AMERICA
                                        By:
By:________________________               Name:____________________
  Name:____________________               Title:___________________
  Title:___________________


VAULT & CO.                             THE MINNESOTA MUTUAL LIFE
                                          INSURANCE COMPANY

By:________________________             By:________________________
  Name:____________________               Name:____________________
  Title:___________________               Title:___________________


GENERAL SERVICES LIFE                   KELLY & CO.
  INSURANCE COMPANY

By:________________________             By:________________________
  Name:____________________               Name:____________________
  Title:___________________               Title:___________________


THE PENN MUTUAL LIFE
  INSURANCE COMPANY

By:________________________
  Name:____________________
  Title:___________________

APPROVED:

MAGNETEK, INC.                          MAGNETEK NATIONAL ELECTRIC
                                          COIL, INC.

By:________________________             By:________________________
  Name:____________________               Name:____________________
  Title:___________________               Title:___________________


CENTURY ELECTRIC, INC.                  MAGNETEK CONTROLS, INC.

By:________________________             By:________________________
  Name:____________________               Name:____________________
  Title:___________________               Title:___________________


MAGNETEK ALS CORPORATION                THE OHIO TRANSFORMER
                                          CORPORATION

By:________________________             By:________________________
  Name:____________________               Name:____________________
  Title:___________________               Title:___________________

                                   SCHEDULE 1
                             (AMOUNTS IN MILLIONS $)


          Proposed Divestitures              FY 1993 Sales
          ---------------------              -------------

          Component Transformers                 $ 38
          RV Converters                            16
          Controls                                 31
          Power Technology Systems                102
          Electrical Services                      98
          Electrical Insulation                    10
          Medium Power Transformers               107
          Large Custom Motors                      32
                                                 ----
          Total                                  $434
                                                 ----
                                                 ----


                                   SCHEDULE 2
        SUBSIDIARIES WHICH MAY BE REDESIGNATED AS RESTRICTED SUBSIDIARIES

FRANCE

     May & Christe France S.A.R.L. (a wholly-owned subsidiary of MagneTek May &
          Christe GmbH)

GERMANY

     Jovy-Atlas Specht Stromrichter GmbH (a wholly-owned subsidiary of MagneTek
          Deteiligungsgesellschaft GmbH)

     MagneTek Deteiligungsgesellschaft (Deutschland Holding) GmbH (a wholly-owned subsidiary of MagneTek Europe N.V.)

     MagneTek EuroAtlas GmbH (a wholly-owned subsidiary of MagneTek
          Deteiligungsgesellschaft GmbH)

     MagneTek Germann GmbH & Co. (a wholly-owned subsidiary of MagneTek
          Deteiligungsgesellschaft GmbH)

     MagneTek May & Christe GmbH (a wholly-owned subsidiary of MagneTek M & C
          Electrotechnik GmbH)

     MagneTek M & C Elektrotechnik GmbH (a 70% subsidiary of MagneTek
          Deteiligungsgesellschaft (Deutschland Holding)) GmbH

     Weltor GmbH (a wholly-owned subsidiary of MagneTek M & C Electrotechnik
          GmbH)

ITALY

     MagneTek Italia S.r.l.

     MagneTek S.p.A. (a wholly-owned subsidiary of MagneTek Europe N.V.)

THE NETHERLANDS

     MagneTek Europe N.V.

UNITED KINGDOM

     MagneTek Service (U.K.) Limited (a wholly-owned subsidiary of MagneTek
          Europe N.V.)

     Universal Electric Company (U.K.) Limited (a wholly-owned subsidiary of
          MagneTek Service (U.K.) Limited)

     Wortex (U.K.) Limited (a wholly-owned subsidiary of MagneTek Service (U.K.)
          Limited)

                    ADDENDUM TO THE SEVENTH AMENDMENT DATED
                     AS OF MARCH 31, 1994 (THE "AMENDMENT")
                        TO THE MAGNETEK, INC. 11.20% NOTE

Delete section 3(b) of the Amendment in its entirety, and insert the following in its place:

To the extent the disposition of any Sold Business requires the release of any lien on or security interest in any Collateral and/or the release of any Guarantor from its obligations under the Limited Guaranty, the Purchasers hereby agree and irrevocably consent that such release may be granted without further action or consent by the Purchasers, such consent and release to be effective only to the extent and at such time as the Agent and the Banks under the Credit Agreement shall have consented to such release. The Company agrees to notify the Purchasers promptly following any such release.

Acknowledged and consented to as of July 1, 1994.


TEACHERS INSURANCE AND                  EQUITABLE VARIABLE LIFE
ANNUITY ASSOCIATION OF AMERICA          INSURANCE COMPANY


BY:________________________             BY:________________________
  Name:____________________               Name:____________________
  Title:___________________               Title:___________________


THE EQUITABLE LIFE ASSURANCE            MUTUAL TRUST LIFE INSURANCE
SOCIETY OF THE UNITED STATES            COMPANY
                                        BY:  MIMLIC ASSET MANAGEMENT
                                             COMPANY


BY:________________________             BY:________________________
  Name:____________________               Name:____________________
  Title:___________________               Title:___________________


MINNESOTA FIRE & CASUALTY               LIFE INVESTORS INSURANCE
COMPANY                                 COMPANY OF AMERICA
BY:  MIMLIC ASSET MANAGEMENT
    COMPANY


BY:________________________             BY:________________________
  Name:____________________               Name:____________________
  Title:___________________               Title:___________________

THE MINNESOTA MUTUAL LIFE               BANKERS UNITED LIFE ASSURANCE
INSURANCE COMPANY                       COMPANY AS A SUCCESSOR TO:
                                         GENERAL SERVICES LIFE
                                        INSURANCE COMPANY


BY:________________________             BY:________________________
  Name:____________________               Name:____________________
  Title:___________________               Title:___________________


PRINCIPAL MUTUAL LIFE                   FIRST AUSA LIFE INSURANCE
INSURANCE COMPANY                       COMPANY (FKA):  AUSA LIFE
                                        INSURANCE COMPANY


BY:________________________             BY:________________________
  Name:____________________               Name:____________________
  Title:___________________               Title:___________________

BY:________________________
  Name:____________________
  Title:___________________


PRINCIPAL NATIONAL LIFE                 ORIX USA CORPORATION
INSURANCE COMPANY


BY:________________________             BY:________________________
  Name:____________________               Name:____________________
  Title:___________________               Title:___________________


NICHIBOSHIN USA, INC.                   THE PENN INSURANCE AND
                                        ANNUITY COMPANY


BY:________________________             BY:________________________
  Name:____________________               Name:____________________
  Title:___________________               Title:___________________

VAULT & CO.                             KELLY & CO.
                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK AS
                                        TRUSTEE OF A COMMINGLED
                                        PENSION TRUST:


BY:________________________             BY:________________________
  Name:____________________               Name:____________________
  Title:___________________               Title:___________________


THE PENN MUTUAL LIFE
INSURANCE COMPANY


BY:________________________
  Name:____________________
  Title:___________________


APPROVED:


MAGNETEK, INC.                          MAGNETEK NATIONAL ELECTRIC
                                        COIL, INC.


BY:_________________________________    BY:_________________________________
  Name:  John P. Colling, Jr.             Name:  John P. Colling, Jr.
  Title:  Vice President & Treasurer      Title:  Vice President



CENTURY ELECTRIC, INC.                  MAGNETEK CONTROLS, INC.


BY:_________________________________    BY:_________________________________
  Name:  John P. Colling, Jr.             Name:  John P. Colling, Jr.
  Title:  Vice President                  Title:  Vice President


MAGNETEK ALS CORPORATION                THE OHIO TRANSFORMER
                                        CORPORATION


BY:_________________________________    BY:_________________________________
  Name:  John P. Colling, Jr.             Name:  John P. Colling, Jr.
  Title:  Vice President                  Title:  Vice President


                                        3